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                                                                    EXHIBIT 23.2

                          Independent Auditors' Consent



The Board of Directors
UBICS, Inc.


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 18, 1999 included in UBICS, Inc.'s Form 10-K for the year ended December 31, 1998 and to all references to our firm included in this registration statement.


                                            /s/ ARTHUR ANDERSEN LLP



Pittsburgh, Pennsylvania
January 28, 2000